COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
28.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases with initial terms in excess of one year consist of the following at December 31, 2012:

	RMB	US$

2013	9,685	1,555
2014	9,096	1,460
2015	5,473	879
2016 and thereafter	574	92

	24,828	3,986

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The terms of the leases do not contain material rent escalation clauses or contingent rents. For the years ended December 31, 2010, 2011 and 2012, total rental expenses for all operating leases amounted to approximately RMB5,630, RMB6,232 and RMB8,986 (US$1,442), respectively.

Purchase commitments

The Group has commitments to purchase certain medical equipment of RMB69,081 (US$11,088) at December 31, 2012, which are scheduled to be paid within one year.

Other commitments

The Group has commitments to acquire a land lease amounting to RMB25,708 (US$4,126), invest in Suzhou Chorus amounted to RMB1,920 (US$308) , which will be paid in full within the next two years.

Income taxes

As of December 31, 2012, the Group has recognized approximately RMB99,311 (US$15,957) as an accrual for unrecognized tax positions (note 24). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As December 31, 2012, the Group classified the unrecognized tax positions of RMB31,591 (US$5,071) as current liabilities and RMB67,719 (US$10,870) as non-current liabilities.